Joint Filer Information

Name: Owl Creek I, L.P.

Address: 640 Fifth Avenue, 20th Floor, New York, N.Y. 10019

Designated Filer: Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol: pdvWireless, Inc. [PDVW]

Date of Event Requiring Statement: 02/17/2016

Signature:	Owl Creek I, L.P.

By:	Owl Creek Advisors, LLC, its general partner
By:	/s/ Jeffrey A. Altman
	Name:	Jeffrey A. Altman
	Title:	Managing Member

Name: Owl Creek II, L.P.

Address: 640 Fifth Avenue, 20th Floor, New York, N.Y. 10019

Designated Filer: Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol: pdvWireless, Inc. [PDVW]

Date of Event Requiring Statement: 02/17/2016

Signature:	Owl Creek II, L.P.

By:	Owl Creek Advisors, LLC, its general partner
By:	/s/ Jeffrey A. Altman
	Name:	Jeffrey A. Altman
	Title:	Managing Member

Name: Owl Creek Overseas Master Fund, Ltd.

Address: 89 Nexus Way, 2nd Floor, Camana Bay

               Grand Cayman, Cayman Islands, K1-1205

Designated Filer: Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol: pdvWireless, Inc. [PDVW]

Date of Event Requiring Statement: 02/17/2016

Signature:	Owl Creek Overseas Master Fund, Ltd.

By:	Owl Creek Asset Management, L.P., its investment manager
By:	Owl Creek GP, L.L.C., its general partner
By:	/s/ Jeffrey A. Altman
	Name:	Jeffrey A. Altman
	Title:	Managing Member

Name: Owl Creek SRI Master Fund, Ltd.

Address: 89 Nexus Way, 2nd Floor, Camana Bay,

                Grand Cayman, Cayman Islands, KY1-1205

Designated Filer: Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol: pdvWireless, Inc. [PDVW]

Date of Event Requiring Statement: 02/17/2016

Signature:	Owl Creek SRI Master Fund, Ltd.

By:	Owl Creek Asset Management, L.P., its investment manager
By:	Owl Creek GP, L.L.C., its general partner
By:	/s/ Jeffrey A. Altman
	Name:	Jeffrey A. Altman
	Title:	Managing Member

Name: Owl Creek Credit Opportunities Master Fund, L.P.

Address: 89 Nexus Way, 2nd Floor, Camana Bay,

                Grand Cayman, Cayman Islands, KY1-1200

Designated Filer: Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol: pdvWireless, Inc. [PDVW]

Date of Event Requiring Statement: 02/17/2016

Signature:	Owl Creek Credit Opportunities Master Fund, L.P.

By:	Owl Creek Advisors, LLC, its general partner
By:	/s/ Jeffrey A. Altman
	Name:	Jeffrey A. Altman
	Title:	Managing Member

Name: Owl Creek Advisors, LLC

Address: 640 Fifth Avenue, 20th Floor, New York, N.Y. 10019

Designated Filer: Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol: pdvWireless, Inc. [PDVW]

Date of Event Requiring Statement: 02/17/2016

Signature:	Owl Creek Advisors, LLC

By:	/s/ Jeffrey A. Altman
	Name:	Jeffrey A. Altman
	Title:	Managing Member

Name: Jeffrey A. Altman

Address: c/o Owl Creek Asset Management, L.P.,

640 Fifth Avenue, 20th Floor, New York, N.Y. 10019

Designated Filer: Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol: pdvWireless, Inc. [PDVW]

Date of Event Requiring Statement: 02/17/2016

Signature:	By:	/s/ Jeffrey A. Altman
		Name:	Jeffrey A. Altman